                                   PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                         ABFS Mortgage Loan Trust 1997-2

                             APPROXIMATE CLASS SIZES

                [$36,400,000]  Class A-1 FLOATING RATE CERTIFICATES


                [$10,000,000]  Class A-2 FIXED RATE CERTIFICATES


                [$20,200,000]  Class A-3 FIXED RATE CERTIFICATES


                [$10,400,000]  Class A-4 FIXED RATE CERTIFICATES


                [$11,000,000]  Class A-5 FIXED RATE CERTIFICATES


                [$10,000,000]  Class A-6 FIXED RATE CERTIFICATES
                                Non-Accelerated Senior


The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1997-1 transaction, and not by, or as agent for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2


                               PRICING INFORMATION
                       ----------------------------------

Class:                  A-1*            A-2             A-3             A-4             A-5             A-6
                                                                                                        NAS Bond

Approximate
Face Amount:            [36,400,000]    [10,000,000]    [20,200,000]    [10,400,000]    [11,000,000]    [10,000,000]

Coupon:                 [     ]%        [     ]%        [     ]%        [     ]%        [     ]%        [     ]%

Price:                  [     ]         [     ]         [     ]         [     ]         [     ]         [     ]

Yield:                  [     ]%        [     ]%        [     ]%        [     ]%        [     ]%        [     ]%

Spread:                 [     ]         [     ]         [     ]         [     ]         [     ]         [     ]

Exp Avg Life
to Maturity:            [0.95]yrs       [2.06]yrs       [3.1]yrs        [5.01]yrs       [9.81]yrs       [6.5]yrs

Exp Avg Life
to Call:                [0.95]yrs       [2.06]yrs       [3.1]yrs        [5.01]yrs       [8.00]yrs       [6.38]yrs

Exp 1st
Prin Pmt:               [10/15/97       07/15/99         02/15/00       11/15/01        11/15/03        10/15/00]

Exp Mat
to call:                [07/15/99       02/15/00        11/15/01         11/15/03        03/15/06       03/15/06]

Exp Mat:                [07/15/99       02/15/00        11/15/01         11/15/03        08/15/12        07/15/12]

Stated Mat:             [03/15/12       07/15/12        09/15/14         10/15/16        01/15/29        01/15/29]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            23% HEP         23% HEP         23% HEP         23% HEP         23% HEP         23% HEP

Pricing Date:           [less than ----------------------------TBD--------------------------------------more than]

Investor
Settle Date:            [9/29/97]       [9/29/97]       [9/29/97]       [9/29/97]       [9/29/97]       [9/29/97]

Cut-off Date:           8/31/97         8/31/97         8/31/97         8/31/97         8/31/97         8/31/97

Pmt Delay:              0 days          14 days         14 days         14 days         14 days         14 days

Dated Date:             [9/29/97]       9/1/97          9/1/97          9/1/97          9/1/97          9/1/97

Int Pmt:                actual/360      30/360          30/360          30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

1st Int.
Pmt Date:               10/15/97        10/15/97        10/15/97        10/15/97        10/15/97        10/15/97

Collateral
Type:                   Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate

SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA






         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2

*Class A-1 Net Funds Cap:       The Pass-Through Rate on the Class A-1 Certificates will equal the lesser of:
                                1)  Class A-1 Pass-Through Rate (One Month LIBOR + [   ]bps)
                                2)  Available Funds Cap

Available Funds Cap:            A rate equal to the weighted average net coupon rate (i.e., the weighted average
*****                           coupon less 0.xx% for servicing fee, trustee fee and certificate insurer premium)
                                for the Mortgage Loans for such Distribution Date.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A Certificateholders (pro-rata);
                                7) Monthly principal to the Class A Certificateholders (as described below);
                                8) Excess cashflow to build over-collateralization ("O/C"); and
                                9) Any  remaining excess cashflow to the holders of the Class R Certificates.

Class A Certificate
Principal Paydown:              1)  To the Class A-6 Certificateholders -- the Class A-6 Lockout Remittance Amount
                                2)  To the Class A-1 through A-5 Certificates, in sequential order

Class A-6 Lockout
Remittance Amount:              The applicable Class A-6 Lockout Percentage multiplied by the Class A-6 Lockout
                                Pro Rata Remittance Amount for such Payment Date.

                                THE CLASS A-6 Lockout Pertcentage
                                ----------------------------------
                                October 1997 to September 2000 -- (more than) 0%
                                October 2000 to September 2002 -- (more than) 45%
                                October 2002 to September 2003 -- (more than) 80%
                                October 2003 to September 2004 -- (more than) 100%
                                October 2004 and thereafter    -- (more than) 300%











         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1997-2
                        Mortgage Pass-Through Certificates, Series 1997-2
                        Class A-1 ("Floating Rate Certificates")
                        Class A-2, A-3, A-4, A-5, A-6 ("Fixed-Rate
                        Certificates", together with the Floating Rate
                        Certificates, the "Class A Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage will act as subservicer.

Originators:            American Business Credit, Inc. and Home American Credit, Inc.,
                        d/b/a Upland Mortgage originated or purchased the Mortgage Loans.

Trustee:                The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$ 98,000,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus supplement will be distributed after pricing.

Pricing Date:           [TBD]

Investor
Settlement Date:        [9/29/97]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Pass-Through Rate:      [   ]% on Class A-1 Certificates*
                        [   ]% on Class A-2 Certificates
                        [   ]% on Class A-3 Certificates
                        [   ]% on Class A-4 Certificates
                        [   ]% on Class A-5 Certificates
                        [   ]% on Class A-6 Certificates

                        *Subject to the Class A-1 Net Funds Cap

Prepayment
Assumption:             23% HEP (2.3% CPR in month 1 with monthly incremental increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 15th day of each month (or, if any such date is not a business day, the first business day thereafter) commencing in October 1997. The payment  delay will be zero days for the Floating Rate Certificates and [14] days for the Fixed Rate
                        Certificates.

Interest Accrual
Period:                 With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month
                        (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate
                        Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

                        With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day  year consisting of twelve 30-day months.

Optional
Cleanup                 Call: The Servicer may call the Class A Certificates on any Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2

Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard & Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy:                 The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created.  Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization
Levels (Approx.):       Initial O/C based on original collateral balance:  [2%]
                        O/C Target based on original collateral balance:   [7%]
                        These O/C percentages are subject to step-downs
                        beginning in month [30] if certain tests are met.

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the Pre-funded Amount"), which will equal approximately [$40,000,000] will be deposited in a Pre-funding Account.
                        During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than
                        $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement Date, the Pre-funding Amount will remain in the Pre-funding Account.
                        The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing
                        Agreement.  Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R Certificateholders) will be distributed to the Class A Certificateholders on the December 15, 1997 Distribution Date as a
                        partial prepayment of principal of such Certificates.

Servicing Fee:          [50] basis points per annum.

ERISA Considerations:   [It is believed that the Certificates may not be ERISA eligible during the Funding
                        Period. It is believed that the Certificates may be ERISA eligible after the Funding
                        Period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.]

Taxation:               REMIC.

Legal Investment:       None of the Fixed Rate Certificates will be SMMEA-eligible.

Certificates Ratings:   "AAA" by S&P and  "Aaa" by Moody's.

Prospectus:             The Certificates are being offered pursuant to a Prospectus which includes a
                        Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the
                        Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469 or Shelby Carvalho at (212) 778-4127.
                        FSG:     Januar Laude at (212) 778-7176 or Joe Astorina at (212) 778-2667.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND PHONE NUMBER TO SHELBY CARVALHO AT:

                        IMPACT ID:  CARVALHO
                        CCMAIL:     SHELBY_CARVALHO@CCMAIL.PRUSEC.COM



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $36,400,000.00                            DATED DATE: 09/29/97
  CURRENT COUPON:  5.756%               abfs72           FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $36,400,000.00                      YIELD TABLE DATE: 09/29/97
                      BOND A1 DISCOUNT MARGIN ACT/360 TABLE

                        ASSUMED CONSTANT LIBOR-1M 5.6563

           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24        36.916      33.174      34.733      37.606      38.938      40.210
     99-24+       35.231      31.723      33.185      35.878      37.127      38.319
     99-25        33.546      30.273      31.637      34.150      35.316      36.429
     99-25+       31.862      28.823      30.089      32.423      33.505      34.538
     99-26        30.178      27.373      28.542      30.696      31.695      32.648
     99-26+       28.495      25.923      26.995      28.969      29.885      30.759
     99-27        26.812      24.474      25.448      27.243      28.075      28.870
     99-27+       25.129      23.025      23.902      25.517      26.266      26.981

     99-28        23.447      21.577      22.356      23.791      24.457      25.093
     99-28+       21.765      20.129      20.810      22.066      22.649      23.205
     99-29        20.083      18.681      19.265      20.341      20.841      21.317
     99-29+       18.402      17.233      17.720      18.617      19.033      19.430
     99-30        16.721      15.786      16.175      16.893      17.226      17.543
     99-30+       15.040      14.339      14.631      15.169      15.419      15.657
     99-31        13.360      12.892      13.087      13.446      13.612      13.771
     99-31+       11.680      11.446      11.543      11.723      11.806      11.885

    100-00        10.000      10.000      10.000      10.000      10.000      10.000
    100-00+        8.321       8.554       8.457       8.278       8.195       8.115
    100-01         6.642       7.109       6.914       6.556       6.389       6.231
    100-01+        4.963       5.664       5.372       4.834       4.585       4.347
    100-02         3.285       4.219       3.830       3.113       2.780       2.463
    100-02+        1.607       2.774       2.288       1.392       0.977       0.580


First Payment      0.044       0.044       0.044       0.044       0.044       0.044
Average Life       0.952       1.113       1.040       0.927       0.883       0.845
Last Payment       1.794       2.211       1.961       1.711       1.628       1.544
Mod.Dur. @ 100-00  0.896       1.041       0.975       0.874       0.834       0.798





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $10,000,000.00                            DATED DATE: 09/01/97
          COUPON:  6.515%                 abfs72         FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $10,000,000.00                      YIELD TABLE DATE: 09/29/97
                             BOND A2 BE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.602       6.602       6.602       6.602       6.602       6.602
     99-24+        6.594       6.595       6.595       6.593       6.593       6.592
     99-25         6.585       6.589       6.587       6.585       6.583       6.582
     99-25+        6.577       6.582       6.580       6.576       6.574       6.572
     99-26         6.569       6.575       6.572       6.567       6.565       6.563
     99-26+        6.560       6.568       6.565       6.559       6.556       6.553
     99-27         6.552       6.561       6.557       6.550       6.547       6.543
     99-27+        6.544       6.554       6.550       6.541       6.537       6.533

     99-28         6.535       6.547       6.542       6.533       6.528       6.524
     99-28+        6.527       6.540       6.535       6.524       6.519       6.514
     99-29         6.518       6.533       6.527       6.516       6.510       6.504
     99-29+        6.510       6.526       6.520       6.507       6.501       6.494
     99-30         6.502       6.519       6.512       6.498       6.491       6.485
     99-30+        6.493       6.512       6.505       6.490       6.482       6.475
     99-31         6.485       6.506       6.498       6.481       6.473       6.465
     99-31+        6.477       6.499       6.490       6.472       6.464       6.455

    100-00         6.468       6.492       6.483       6.464       6.455       6.446
    100-00+        6.460       6.485       6.475       6.455       6.445       6.436
    100-01         6.452       6.478       6.468       6.447       6.436       6.426
    100-01+        6.443       6.471       6.460       6.438       6.427       6.417
    100-02         6.435       6.464       6.453       6.429       6.418       6.407
    100-02+        6.427       6.457       6.445       6.421       6.409       6.397
    100-03         6.418       6.450       6.438       6.412       6.400       6.387
    100-03+        6.410       6.443       6.430       6.403       6.390       6.378

    100-04         6.402       6.437       6.423       6.395       6.381       6.368
    100-04+        6.393       6.430       6.415       6.386       6.372       6.358
    100-05         6.385       6.423       6.408       6.378       6.363       6.348
    100-05+        6.377       6.416       6.400       6.369       6.354       6.339
    100-06         6.368       6.409       6.393       6.360       6.345       6.329
    100-06+        6.360       6.402       6.386       6.352       6.335       6.319
    100-07         6.352       6.395       6.378       6.343       6.326       6.310
    100-07+        6.343       6.388       6.371       6.335       6.317       6.300

First Payment      1.794       2.211       1.961       1.711       1.628       1.544
Average Life       2.056       2.521       2.314       1.983       1.855       1.743
Last Payment       2.378       2.878       2.628       2.294       2.128       1.961
Mod.Dur. @ 100-00  1.864       2.252       2.081       1.802       1.693       1.597





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $20,200,000.00                            DATED DATE: 09/01/97
          COUPON:  6.610%               abfs72           FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $20,200,000.00                      YIELD TABLE DATE: 09/29/97
                             BOND A3 BE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.699       6.699       6.699       6.699       6.699       6.698
     99-24+        6.693       6.695       6.694       6.693       6.692       6.692
     99-25         6.687       6.690       6.689       6.687       6.686       6.685
     99-25+        6.682       6.685       6.684       6.681       6.680       6.678
     99-26         6.676       6.681       6.679       6.675       6.673       6.671
     99-26+        6.670       6.676       6.674       6.669       6.667       6.664
     99-27         6.664       6.671       6.669       6.663       6.660       6.658
     99-27+        6.659       6.667       6.664       6.657       6.654       6.651

     99-28         6.653       6.662       6.658       6.651       6.648       6.644
     99-28+        6.647       6.657       6.653       6.645       6.641       6.637
     99-29         6.642       6.653       6.648       6.639       6.635       6.630
     99-29+        6.636       6.648       6.643       6.633       6.628       6.624
     99-30         6.630       6.643       6.638       6.627       6.622       6.617
     99-30+        6.624       6.639       6.633       6.621       6.616       6.610
     99-31         6.619       6.634       6.628       6.615       6.609       6.603
     99-31+        6.613       6.629       6.623       6.610       6.603       6.597

    100-00         6.607       6.625       6.618       6.604       6.597       6.590
    100-00+        6.601       6.620       6.613       6.598       6.590       6.583
    100-01         6.596       6.615       6.607       6.592       6.584       6.576
    100-01+        6.590       6.611       6.602       6.586       6.578       6.569
    100-02         6.584       6.606       6.597       6.580       6.571       6.563
    100-02+        6.578       6.601       6.592       6.574       6.565       6.556
    100-03         6.573       6.597       6.587       6.568       6.558       6.549
    100-03+        6.567       6.592       6.582       6.562       6.552       6.542

    100-04         6.561       6.588       6.577       6.556       6.546       6.536
    100-04+        6.556       6.583       6.572       6.550       6.539       6.529
    100-05         6.550       6.578       6.567       6.544       6.533       6.522
    100-05+        6.544       6.574       6.562       6.538       6.527       6.515
    100-06         6.538       6.569       6.557       6.532       6.520       6.508
    100-06+        6.533       6.564       6.552       6.526       6.514       6.502
    100-07         6.527       6.560       6.546       6.521       6.508       6.495
    100-07+        6.521       6.555       6.541       6.515       6.501       6.488

First Payment      2.378       2.878       2.628       2.294       2.128       1.961
Average Life       3.104       3.924       3.546       2.981       2.764       2.577
Last Payment       4.128       5.378       4.794       3.961       3.628       3.378
Mod.Dur. @ 100-00  2.712       3.335       3.052       2.615       2.442       2.291





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $10,400,000.00                            DATED DATE: 09/01/97
          COUPON:  6.900%               abfs72           FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $10,400,000.00                      YIELD TABLE DATE: 09/29/97
                             BOND A4 BE-YIELD TABLE

                                PREPAYMENT SPEED

                             ***** TO MATURITY *****

           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.995       6.996       6.996       6.995       6.995       6.994
     99-24+        6.992       6.993       6.993       6.991       6.991       6.990
     99-25         6.988       6.990       6.989       6.987       6.986       6.985
     99-25+        6.984       6.987       6.986       6.983       6.982       6.981
     99-26         6.980       6.984       6.983       6.979       6.978       6.976
     99-26+        6.976       6.982       6.979       6.975       6.973       6.971
     99-27         6.973       6.979       6.976       6.971       6.969       6.967
     99-27+        6.969       6.976       6.973       6.967       6.965       6.962

     99-28         6.965       6.973       6.969       6.964       6.961       6.958
     99-28+        6.961       6.970       6.966       6.960       6.956       6.953
     99-29         6.957       6.967       6.963       6.956       6.952       6.949
     99-29+        6.954       6.964       6.959       6.952       6.948       6.944
     99-30         6.950       6.961       6.956       6.948       6.944       6.939
     99-30+        6.946       6.958       6.953       6.944       6.939       6.935
     99-31         6.942       6.955       6.949       6.940       6.935       6.930
     99-31+        6.938       6.952       6.946       6.936       6.931       6.926

    100-00         6.935       6.949       6.943       6.932       6.926       6.921
    100-00+        6.931       6.946       6.940       6.928       6.922       6.917
    100-01         6.927       6.943       6.936       6.924       6.918       6.912
    100-01+        6.923       6.940       6.933       6.920       6.914       6.907
    100-02         6.919       6.937       6.930       6.916       6.909       6.903
    100-02+        6.916       6.934       6.926       6.912       6.905       6.898
    100-03         6.912       6.931       6.923       6.908       6.901       6.894
    100-03+        6.908       6.928       6.920       6.904       6.897       6.889

    100-04         6.904       6.925       6.916       6.900       6.892       6.885
    100-04+        6.900       6.922       6.913       6.896       6.888       6.880
    100-05         6.897       6.919       6.910       6.892       6.884       6.875
    100-05+        6.893       6.916       6.906       6.888       6.880       6.871
    100-06         6.889       6.913       6.903       6.884       6.875       6.866
    100-06+        6.885       6.910       6.900       6.881       6.871       6.862
    100-07         6.881       6.907       6.896       6.877       6.867       6.857
    100-07+        6.878       6.905       6.893       6.873       6.863       6.853

First Payment      4.128       5.378       4.794       3.961       3.628       3.378
Average Life       5.014       6.829       5.917       4.780       4.370       4.025
Last Payment       6.128       9.128       7.878       5.878       5.294       4.794
Mod.Dur. @ 100-00  4.093       5.245       4.687       3.932       3.644       3.395





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $11,000,000.00                            DATED DATE: 09/01/97
          COUPON:  7.255%              abfs72            FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $11,000,000.00                      YIELD TABLE DATE: 09/29/97
                             BOND A5 BE-YIELD TABLE

                                PREPAYMENT SPEED

                             ***** TO MATURITY *****

           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.361       7.361       7.361       7.360       7.360       7.360
     99-24+        7.358       7.359       7.359       7.358       7.357       7.357
     99-25         7.356       7.357       7.357       7.356       7.355       7.354
     99-25+        7.354       7.355       7.355       7.353       7.352       7.351
     99-26         7.351       7.353       7.353       7.351       7.350       7.348
     99-26+        7.349       7.351       7.351       7.348       7.347       7.346
     99-27         7.347       7.349       7.349       7.346       7.344       7.343
     99-27+        7.344       7.347       7.346       7.344       7.342       7.340

     99-28         7.342       7.345       7.344       7.341       7.339       7.337
     99-28+        7.340       7.343       7.342       7.339       7.337       7.334
     99-29         7.337       7.341       7.340       7.336       7.334       7.331
     99-29+        7.335       7.339       7.338       7.334       7.331       7.329
     99-30         7.333       7.337       7.336       7.331       7.329       7.326
     99-30+        7.330       7.335       7.334       7.329       7.326       7.323
     99-31         7.328       7.333       7.332       7.327       7.324       7.320
     99-31+        7.326       7.332       7.330       7.324       7.321       7.317

    100-00         7.323       7.330       7.328       7.322       7.318       7.314
    100-00+        7.321       7.328       7.325       7.319       7.316       7.312
    100-01         7.319       7.326       7.323       7.317       7.313       7.309
    100-01+        7.316       7.324       7.321       7.315       7.311       7.306
    100-02         7.314       7.322       7.319       7.312       7.308       7.303
    100-02+        7.312       7.320       7.317       7.310       7.305       7.300
    100-03         7.309       7.318       7.315       7.307       7.303       7.298
    100-03+        7.307       7.316       7.313       7.305       7.300       7.295

    100-04         7.305       7.314       7.311       7.302       7.297       7.292
    100-04+        7.302       7.312       7.309       7.300       7.295       7.289
    100-05         7.300       7.310       7.307       7.298       7.292       7.286
    100-05+        7.298       7.308       7.304       7.295       7.290       7.284
    100-06         7.296       7.306       7.302       7.293       7.287       7.281
    100-06+        7.293       7.304       7.300       7.290       7.284       7.278
    100-07         7.291       7.302       7.298       7.288       7.282       7.275
    100-07+        7.289       7.300       7.296       7.286       7.279       7.272

First Payment      6.128       9.128       7.878       5.878       5.294       4.794
Average Life       9.806      12.321      11.344       9.315       8.394       7.562
Last Payment      14.878      16.628      15.544      14.794      13.961      13.044
Mod.Dur. @ 100-00  6.679       7.816       7.401       6.436       5.962       5.513




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $10,000,000.00                            DATED DATE: 09/01/97
          COUPON:  6.830%              abfs72            FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $10,000,000.00                      YIELD TABLE DATE: 09/29/97
                             BOND A6 BE-YIELD TABLE

                                PREPAYMENT SPEED

                             ***** TO MATURITY *****

           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.925       6.925       6.925       6.925       6.925       6.925
     99-24+        6.922       6.922       6.922       6.922       6.921       6.921
     99-25         6.919       6.919       6.919       6.918       6.918       6.918
     99-25+        6.915       6.916       6.916       6.915       6.915       6.915
     99-26         6.912       6.913       6.913       6.912       6.912       6.912
     99-26+        6.909       6.910       6.910       6.909       6.909       6.908
     99-27         6.906       6.907       6.907       6.906       6.906       6.905
     99-27+        6.903       6.904       6.904       6.903       6.902       6.902

     99-28         6.900       6.901       6.901       6.900       6.899       6.899
     99-28+        6.897       6.898       6.898       6.896       6.896       6.895
     99-29         6.894       6.895       6.895       6.893       6.893       6.892
     99-29+        6.891       6.892       6.892       6.890       6.890       6.889
     99-30         6.887       6.889       6.889       6.887       6.886       6.886
     99-30+        6.884       6.886       6.885       6.884       6.883       6.883
     99-31         6.881       6.883       6.882       6.881       6.880       6.879
     99-31+        6.878       6.880       6.879       6.878       6.877       6.876

    100-00         6.875       6.877       6.876       6.875       6.874       6.873
    100-00+        6.872       6.874       6.873       6.871       6.871       6.870
    100-01         6.869       6.871       6.870       6.868       6.867       6.866
    100-01+        6.866       6.869       6.867       6.865       6.864       6.863
    100-02         6.863       6.866       6.864       6.862       6.861       6.860
    100-02+        6.860       6.863       6.861       6.859       6.858       6.857
    100-03         6.856       6.860       6.858       6.856       6.855       6.853
    100-03+        6.853       6.857       6.855       6.853       6.851       6.850

    100-04         6.850       6.854       6.852       6.850       6.848       6.847
    100-04+        6.847       6.851       6.849       6.846       6.845       6.844
    100-05         6.844       6.848       6.846       6.843       6.842       6.841
    100-05+        6.841       6.845       6.843       6.840       6.839       6.837
    100-06         6.838       6.842       6.840       6.837       6.836       6.834
    100-06+        6.835       6.839       6.837       6.834       6.832       6.831
    100-07         6.832       6.836       6.834       6.831       6.829       6.828
    100-07+        6.829       6.833       6.831       6.828       6.826       6.824

First Payment      3.044       3.044       3.044       3.044       3.044       3.044
Average Life       6.500       6.908       6.732       6.427       6.294       6.172
Last Payment      14.794      15.128      14.794      14.711      13.794      12.878
Mod.Dur. @ 100-00  5.011       5.248       5.147       4.967       4.887       4.812




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

     -  ABFS 1997-2
     -  Cut Off Date of Tape is  8/29/97
     -  Fixed
     -      $50,108,491.13
     -  Mortgage Summary Report
________________________________________________________________________________

Number of Mortgage Loans:                                           824

Aggregate Unpaid Principal Balance:                      $50,108,491.13
Aggregate Original Principal Balance:                    $50,201,979.00

Weighted Average Net Coupon:                                    12.181%
Net Coupon Range:                                     8.490% -  17.490%

Weighted Average Gross Coupon:                                  12.681%
Gross Coupon Range:                                   8.990% -  17.990%
________________________________________________________________________________

Average Unpaid Principal Balance:                            $60,811.28
Average Original Principal Balance:                          $60,924.73

Maximum Unpaid Principal Balance:                           $360,000.00
Minimum Unpaid Principal Balance:                             $9,650.59

Maximum Original Principal Balance:                         $360,000.00
Minimum Original Principal Balance:                          $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):           219.491
Stated Rem Term Range:                                22.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):                  1.067
Age Range:                                             0.000 -   10.000

Weighted Average Original Term (to Mat/Bln Date):               220.558
Original Term Range:                                  24.000 -  360.000

Weighted Average Combined LTV:                                   73.012
Combined LTV Range:                                    8.000% - 100.000%

________________________________________________________________________________







         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                       Percentage of
                                                                        Aggregate       Cut-Off Date
         Gross Mortgage                                   Number of      Unpaid           Aggregate
         Interest Rate                                    Mortgage      Principal         Principal
             Range                                          Loans        Balance           Balance
 8.75%  (less than)  Gross Coupon   (less than) =  9.00%     2          117,204.88          0.23
 9.00%  (less than)  Gross Coupon   (less than) =  9.25%     3          324,023.01          0.65
 9.25%  (less than)  Gross Coupon   (less than) =  9.50%     8          718,935.59          1.43
 9.50%  (less than)  Gross Coupon   (less than) =  9.75%     8          539,068.10          1.08
 9.75%  (less than)  Gross Coupon   (less than) = 10.00%    18        1,780,344.59          3.55
10.00%  (less than)  Gross Coupon   (less than) = 10.25%    26        1,882,639.72          3.76
10.25%  (less than)  Gross Coupon   (less than) = 10.50%    21        1,775,592.91          3.54
10.50%  (less than)  Gross Coupon   (less than) = 10.75%    25        1,418,503.19          2.83
10.75%  (less than)  Gross Coupon   (less than) = 11.00%    96        5,349,778.35         10.68
11.00%  (less than)  Gross Coupon   (less than) = 11.25%    25        1,650,596.46          3.29
11.25%  (less than)  Gross Coupon   (less than) = 11.50%    38        1,749,308.56          3.49
11.50%  (less than)  Gross Coupon   (less than) = 11.75%    66        3,748,160.68          7.48
11.75%  (less than)  Gross Coupon   (less than) = 12.00%    58        3,799,498.49          7.58
12.00%  (less than)  Gross Coupon   (less than) = 12.25%    28        1,361,993.72          2.72
12.25%  (less than)  Gross Coupon   (less than) = 12.50%    44        2,539,155.74          5.07
12.50%  (less than)  Gross Coupon   (less than) = 12.75%    43        1,753,436.10          3.50
12.75%  (less than)  Gross Coupon   (less than) = 13.00%    45        2,627,990.08          5.24
13.00%  (less than)  Gross Coupon   (less than) = 13.25%    19        1,378,738.25          2.75
13.25%  (less than)  Gross Coupon   (less than) = 13.50%    16          787,486.11          1.57
13.50%  (less than)  Gross Coupon   (less than) = 13.75%     6          185,505.51          0.37
13.75%  (less than)  Gross Coupon   (less than) = 14.00%    43        1,953,470.58          3.90
14.00%  (less than)  Gross Coupon   (less than) = 14.25%     1           17,519.62          0.03
14.25%  (less than)  Gross Coupon   (less than) = 14.50%    13          418,724.72          0.84
14.50%  (less than)  Gross Coupon   (less than) = 14.75%    17          345,209.93          0.69
14.75%  (less than)  Gross Coupon   (less than) = 15.00%    10          878,677.28          1.75
15.00%  (less than)  Gross Coupon   (less than) = 15.25%     1           29,965.78          0.06
15.25%  (less than)  Gross Coupon   (less than) = 15.50%     9          432,924.85          0.86
15.50%  (less than)  Gross Coupon   (less than) = 15.75%    13        1,525,494.79          3.04
15.75%  (less than)  Gross Coupon   (less than) = 16.00%   102        7,614,685.36         15.20
16.00%  (less than)  Gross Coupon   (less than) = 16.25%    12          893,921.26          1.78
16.25%  (less than)  Gross Coupon   (less than) = 16.50%     5          299,470.09          0.60
16.75%  (less than)  Gross Coupon   (less than) = 17.00%     1           48,482.65          0.10
17.50%  (less than)  Gross Coupon   (less than) = 18.00%     2          161,984.18          0.32
---------------------------------------------------------------------------------------------------
Total..........                                             824     $ 50,108,491.13        100.00%
===================================================================================================


                                  ORIGINAL TERM

                                                                                  Percentage of
                                                                  Aggregate        Cut-Off Date
                                                   Number of       Unpaid           Aggregate
                                                    Mortgage      Principal         Principal
                  Original Term                       Loans        Balance           Balance
 12  (less than)  Orig. Term   (less than) =  24        2         366,909.43           0.73%
 24  (less than)  Orig. Term   (less than) =  36        1         165,000.00           0.33%
 36  (less than)  Orig. Term   (less than) =  48        1          24,068.31           0.05%
 48  (less than)  Orig. Term   (less than) =  60       23         532,435.19           1.06%
 60  (less than)  Orig. Term   (less than) =  72        2          30,940.84           0.06%
 72  (less than)  Orig. Term   (less than) =  84       12         278,847.91           0.56%
 84  (less than)  Orig. Term   (less than) =  96        3          52,765.39           0.11%
 96  (less than)  Orig. Term   (less than) = 108        1          15,170.72           0.03%
108  (less than)  Orig. Term   (less than) = 120       90       2,797,017.36           5.58%
132  (less than)  Orig. Term   (less than) = 144        1          32,787.92           0.07%
144  (less than)  Orig. Term   (less than) = 156        1          49,926.42           0.10%
168  (less than)  Orig. Term   (less than) = 180      433      27,898,520.80          55.68%
228  (less than)  Orig. Term   (less than) = 240      129       6,748,023.58          13.47%
288  (less than)  Orig. Term   (less than) = 300        5         326,328.99           0.65%
348  (less than)  Orig. Term   (less than) = 360      120      10,789,748.27          21.53%
--------------------------------------------------------------------------------------------
Total............                                     824      50,108,491.13         100.00%
============================================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY

                                                                                 Percentage of
                                                                 Aggregate        Cut-Off Date
                                                   Number of       Unpaid           Aggregate
                                                    Mortgage      Principal         Principal
                Remaining Term                       Loans         Balance           Balance
 12  (less than)  Rem Term   (less than) =  24          2         366,909.43           0.73%
 24  (less than)  Rem Term   (less than) =  36          1         165,000.00           0.33%
 36  (less than)  Rem Term   (less than) =  48          1          24,068.31           0.05%
 48  (less than)  Rem Term   (less than) =  60         23         532,435.19           1.06%
 60  (less than)  Rem Term   (less than) =  72          2          30,940.84           0.06%
 72  (less than)  Rem Term   (less than) =  84         12         278,847.91           0.56%
 84  (less than)  Rem Term   (less than) =  96          3          52,765.39           0.11%
 96  (less than)  Rem Term   (less than) = 108          1          15,170.72           0.03%
108  (less than)  Rem Term   (less than) = 120         90       2,797,017.36           5.58%
132  (less than)  Rem Term   (less than) = 144          1          32,787.92           0.07%
144  (less than)  Rem Term   (less than) = 156          1          49,926.42           0.10%
168  (less than)  Rem Term   (less than) = 180        433      27,898,520.80          55.68%
228  (less than)  Rem Term   (less than) = 240        129       6,748,023.58          13.47%
288  (less than)  Rem Term   (less than) = 300          5         326,328.99           0.65%
348  (less than)  Rem Term   (less than) = 360        120      10,789,748.27          21.53%
--------------------------------------------------------------------------------------------
Total............                                     824      50,108,491.13         100.00%
============================================================================================


                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                           Percentage of
                                                                              Aggregate    Cut-Off Date
                                                               Number of       Unpaid        Aggregate
                                                               Mortgage       Principal      Principal
                  Original CLTV Ratio                           Loans          Balance       Balance
  5.000  (less than)  CLTV   (less than) =  10.000                 3          49,224.45        0.10
 10.000  (less than)  CLTV   (less than) =  15.000                 6          83,375.67        0.17
 15.000  (less than)  CLTV   (less than) =  20.000                 3         134,841.22        0.27
 20.000  (less than)  CLTV   (less than) =  25.000                10         258,651.06        0.52
 25.000  (less than)  CLTV   (less than) =  30.000                10         255,709.06        0.51
 30.000  (less than)  CLTV   (less than) =  35.000                15         677,787.91        1.35
 35.000  (less than)  CLTV   (less than) =  40.000                15         672,669.50        1.34
 40.000  (less than)  CLTV   (less than) =  45.000                30       1,081,218.91        2.16
 45.000  (less than)  CLTV   (less than) =  50.000                25       1,433,607.18        2.86
 50.000  (less than)  CLTV   (less than) =  55.000                26       1,819,490.57        3.63
 55.000  (less than)  CLTV   (less than) =  60.000                42       3,360,151.20        6.71
 60.000  (less than)  CLTV   (less than) =  65.000                50       2,747,802.59        5.48
 65.000  (less than)  CLTV   (less than) =  70.000                79       4,584,313.65        9.15
 70.000  (less than)  CLTV   (less than) =  75.000               111       6,656,936.88       13.29
 75.000  (less than)  CLTV   (less than) =  80.000               150       9,280,347.01       18.52
 80.000  (less than)  CLTV   (less than) =  85.000               134       6,604,346.34       13.18
 85.000  (less than)  CLTV   (less than) =  90.000               106      10,038,699.42       20.03
 90.000  (less than)  CLTV   (less than) =  95.000                 6         178,595.00        0.36
 95.000  (less than)  CLTV   (less than) = 100.000                 3         190,723.51        0.38
---------------------------------------------------------------------------------------------------
Total....................                                        824      50,108,491.13     100.00%
===================================================================================================





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                       Percentage of
                                                                           Aggregate    Cut-Off Date
                       Original                               Number of     Unpaid        Aggregate
                     Mortgage Loan                            Mortgage     Principal      Principal
                   Principal Balance                           Loans        Balance        Balance
     5,000  (less than)  Balance   (less than) =    10,000       8           79,275.34       0.16
    10,000  (less than)  Balance   (less than) =    15,000      54          724,816.66       1.45
    15,000  (less than)  Balance   (less than) =    20,000      74        1,357,897.60       2.71
    20,000  (less than)  Balance   (less than) =    25,000      77        1,787,672.10       3.57
    25,000  (less than)  Balance   (less than) =    30,000      48        1,368,482.32       2.73
    30,000  (less than)  Balance   (less than) =    35,000      52        1,743,888.84       3.48
    35,000  (less than)  Balance   (less than) =    40,000      42        1,605,314.94       3.20
    40,000  (less than)  Balance   (less than) =    45,000      48        2,081,859.59       4.15
    45,000  (less than)  Balance   (less than) =    50,000      47        2,284,484.72       4.56
    50,000  (less than)  Balance   (less than) =    55,000      36        1,898,505.91       3.79
    55,000  (less than)  Balance   (less than) =    60,000      42        2,443,431.17       4.88
    60,000  (less than)  Balance   (less than) =    65,000      17        1,077,177.53       2.15
    65,000  (less than)  Balance   (less than) =    70,000      29        1,971,521.08       3.93
    70,000  (less than)  Balance   (less than) =    75,000      25        1,811,789.28       3.62
    75,000  (less than)  Balance   (less than) =    80,000      31        2,413,018.34       4.82
    80,000  (less than)  Balance   (less than) =    85,000      16        1,319,723.66       2.63
    85,000  (less than)  Balance   (less than) =    90,000      27        2,377,591.87       4.74
    90,000  (less than)  Balance   (less than) =    95,000      17        1,579,689.84       3.15
    95,000  (less than)  Balance   (less than) =   100,000      16        1,582,397.76       3.16
   100,000  (less than)  Balance   (less than) =   105,000      15        1,542,270.77       3.08
   105,000  (less than)  Balance   (less than) =   110,000       6          646,501.60       1.29
   110,000  (less than)  Balance   (less than) =   115,000      12        1,349,294.85       2.69
   115,000  (less than)  Balance   (less than) =   120,000       3          350,684.93       0.70
   120,000  (less than)  Balance   (less than) =   125,000      12        1,476,203.39       2.95
   125,000  (less than)  Balance   (less than) =   130,000       4          513,535.14       1.02
   130,000  (less than)  Balance   (less than) =   135,000       5          659,705.56       1.32
   135,000  (less than)  Balance   (less than) =   140,000       7          974,785.58       1.95
   140,000  (less than)  Balance   (less than) =   145,000       3          429,713.13       0.86
   145,000  (less than)  Balance   (less than) =   150,000      11        1,627,855.70       3.25
   150,000  (less than)  Balance   (less than) =   200,000      20        3,557,306.95       7.10
   200,000  (less than)  Balance   (less than) =   250,000      10        2,323,961.42       4.64
   250,000  (less than)  Balance   (less than) =   300,000       3          811,952.12       1.62
   300,000  (less than)  Balance   (less than) =   350,000       6        1,976,181.44       3.94
   350,000  (less than)  Balance   (less than) =   400,000       1          360,000.00       0.72
-------------------------------------------------------------------------------------------------
Total....................                                      824      $50,108,491.13     100.00%
=================================================================================================







         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                       Percentage of
                                                                           Aggregate    Cut-Off Date
                        Current                               Number of     Unpaid        Aggregate
                     Mortgage Loan                            Mortgage     Principal      Principal
                   Principal Balance                           Loans        Balance        Balance
     5,000  (less than)  Balance   (less than) =    10,000       8           79,275.34       0.16
    10,000  (less than)  Balance   (less than) =    15,000      54          724,816.66       1.45
    15,000  (less than)  Balance   (less than) =    20,000      74        1,357,897.60       2.71
    20,000  (less than)  Balance   (less than) =    25,000      77        1,787,672.10       3.57
    25,000  (less than)  Balance   (less than) =    30,000      48        1,368,482.32       2.73
    30,000  (less than)  Balance   (less than) =    35,000      52        1,743,888.84       3.48
    35,000  (less than)  Balance   (less than) =    40,000      42        1,605,314.94       3.20
    40,000  (less than)  Balance   (less than) =    45,000      48        2,081,859.59       4.15
    45,000  (less than)  Balance   (less than) =    50,000      49        2,384,136.79       4.76
    50,000  (less than)  Balance   (less than) =    55,000      34        1,798,853.84       3.59
    55,000  (less than)  Balance   (less than) =    60,000      42        2,443,431.17       4.88
    60,000  (less than)  Balance   (less than) =    65,000      17        1,077,177.53       2.15
    65,000  (less than)  Balance   (less than) =    70,000      29        1,971,521.08       3.93
    70,000  (less than)  Balance   (less than) =    75,000      26        1,886,552.19       3.76
    75,000  (less than)  Balance   (less than) =    80,000      30        2,338,255.43       4.67
    80,000  (less than)  Balance   (less than) =    85,000      16        1,319,723.66       2.63
    85,000  (less than)  Balance   (less than) =    90,000      27        2,377,591.87       4.74
    90,000  (less than)  Balance   (less than) =    95,000      17        1,579,689.84       3.15
    95,000  (less than)  Balance   (less than) =   100,000      16        1,582,397.76       3.16
   100,000  (less than)  Balance   (less than) =   105,000      15        1,542,270.77       3.08
   105,000  (less than)  Balance   (less than) =   110,000       8          866,028.53       1.73
   110,000  (less than)  Balance   (less than) =   115,000      10        1,129,767.92       2.25
   115,000  (less than)  Balance   (less than) =   120,000       3          350,684.93       0.70
   120,000  (less than)  Balance   (less than) =   125,000      12        1,476,203.39       2.95
   125,000  (less than)  Balance   (less than) =   130,000       4          513,535.14       1.02
   130,000  (less than)  Balance   (less than) =   135,000       5          659,705.56       1.32
   135,000  (less than)  Balance   (less than) =   140,000       7          974,785.58       1.95
   140,000  (less than)  Balance   (less than) =   145,000       3          429,713.13       0.86
   145,000  (less than)  Balance   (less than) =   150,000      11        1,627,855.70       3.25
   150,000  (less than)  Balance   (less than) =   200,000      20        3,557,306.95       7.10
   200,000  (less than)  Balance   (less than) =   250,000      10        2,323,961.42       4.64
   250,000  (less than)  Balance   (less than) =   300,000       3          811,952.12       1.62
   300,000  (less than)  Balance   (less than) =   350,000       6        1,976,181.44       3.94
   350,000  (less than)  Balance   (less than) =   400,000       1          360,000.00       0.72
--------------------------------------------------------------------------------------------------
Total....................                                      824     $ 50,108,491.13     100.00%
==================================================================================================

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                            Percentage of
                                             Aggregate      Cut-Off Date
                        Number of             Unpaid          Aggregate
                         Mortgage             Principal        Principal
State                     Loans               Balance          Balance

 CT                         9                 719,121.76         1.44
 DE                        18               1,049,871.37         2.10
 FL                        38               2,235,511.71         4.46
 GA                       112               8,279,692.65        16.52
 MD                        19               1,241,837.67         2.48
 NC                        35               1,655,079.98         3.30
 NJ                       229              14,101,180.03        28.14
 NY                        20               1,556,551.37         3.11
 PA                       316              17,305,362.48        34.54
 VA                        27               1,914,282.11         3.82

Missing                     1                  50,000.00         0.10
------------------------------------------------------------------------------
Total...............      824            $ 50,108,491.13       100.00%
==============================================================================


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES
                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                              3           223,816.85         0.45
Commercial                      15         1,807,298.56         3.61
1-4 Resid Leasehold             25         1,305,341.97         2.61
Townhouses                     100         3,773,929.66         7.53
Condominiums                     9           337,122.99         0.67
Single Family                  629        37,836,369.96        75.51
5+ Family                        1           190,000.00         0.38
Mercantile Building             26         1,893,387.86         3.78
Multiple Properties             16         2,741,223.28         5.47
--------------------------------------------------------------------------
Total...............           824      $ 50,108,491.13       100.00%
==========================================================================




                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Owner Occ.                     738        42,529,458.02        84.87
Investor                        42         2,252,309.47         4.49
Vacation/Second Home             9           543,328.14         1.08
Corporate                       19         2,042,172.22         4.08
Multiple Prop. / Occupancy      16         2,741,223.28         5.47
---------------------------------------------------------------------------
Total..................        824      $ 50,108,491.13       100.00%
===========================================================================



                                  LIEN SUMMARY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

1                              458        35,164,789.24        70.18
2                              359        13,259,630.54        26.46
Multiple                         7         1,684,071.35         3.36
--------------------------------------------------------------------------
Total...............           824      $ 50,108,491.13       100.00%
==========================================================================


                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing               674        37,025,799.81        73.89
Partially Amortizing           150        13,082,691.32        26.11
--------------------------------------------------------------------------
Total..................        824      $ 50,108,491.13       100.00%
==========================================================================


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                   LOAN CLASS


                                                          Percentage of
                                         Aggregate        Cut-Off Date
                       Number of          Unpaid            Aggregate
                       Mortgage         Principal          Principal
Loan Class              Loans            Balance            Balance

  COMMERCIAL              14          1,939,690.42            3.87
  RESID. WITH BUSINESS    39          4,011,475.20            8.01
  RESIDENTIAL            771         44,157,325.51           88.12

---------------------------------------------------------------------------
Total..........          824       $ 50,108,491.13          100.00%
===========================================================================


                                 BORROWER CLASS


                                                          Percentage of
                                       Aggregate          Cut-Off Date
                       Number of         Unpaid            Aggregate
                       Mortgage        Principal           Principal
                         Loans          Balance            Balance

NEWLY ORIGINATED           4            188,400.00            0.38
BUSINESS LOANS           127         10,478,098.24           20.91
HOME EQUITY LOANS        693         39,441,992.89           78.71
--------------------------------------------------------------------------
Total...............     824       $ 50,108,491.13          100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.